UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 9, 2017

Presidio, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38028	47-2398593
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One Penn Plaza, Suite 2832 New York, New York	10119
(Address of principal executive offices)	(zip code)

Registrant’s telephone number, including area code: (212) 652-5700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On March 9, 2017, the U.S. Securities and Exchange Commission granted the request of Presidio, Inc. (the “Company”) to declare effective the Company’s Registration Statement on Form S-1, as amended (Registration No. 333-214755) (the “Registration Statement”) in connection with the Company’s initial public offering of its common stock, par value $0.01 per share (the “IPO”). Shortly thereafter and also on March 9, 2017, the Company priced the IPO. The Company closed the IPO on March 15, 2017.

On March 10, 2015, the Company filed an Amended and Restated Certificate of Incorporation (the “Restated Certificate”) with the Secretary of State of the State of Delaware (the “Delaware Secretary”) and, pursuant to a resolution of the Company’s Board of Directors (the “Board”), the Company’s Amended and Restated Bylaws (the “Restated Bylaws”) automatically became effective on the same day.

Underwriting Agreement

On March 9, 2017, in connection with the pricing of the IPO, the Company entered into an underwriting agreement (the “Underwriting Agreement”) with J.P. Morgan Securities LLC and Citigroup Global Markets Inc. as representatives (the “Representatives”) of the several underwriters listed on Schedule 1 thereto (the “Underwriters”) pursuant to which the Company agreed to offer and sell 16,666,666 shares of its common stock at a public offering price of $14.00 per share. The Underwriters were granted a 30-day option to purchase up to an additional 2,499,999 shares of common stock, which the Underwriters may exercise at any time in whole, or from time to time in part. The Company made certain customary representations, warranties and covenants and agreed to indemnify the Underwriters against (or contribute to the payment of) certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”).

This description of the Underwriting Agreement is qualified in its entirety by reference to the full text of the Underwriting Agreement attached hereto as Exhibit 1.1, which is hereby incorporated by reference into this Item 1.01.

Director Indemnification Agreements

On March 9, 2017, in connection with the pricing of the IPO, the Company entered into separate indemnification agreements (each, an “Indemnification Agreement”) with each of its directors in the form of that attached hereto as Exhibit 10.1. Each Indemnification Agreement provides, among other things, for indemnification as provided in the agreement and otherwise to the fullest extent permitted by the laws of the State of Delaware in effect on the date of the Indemnification Agreement and pursuant to the terms of the Restated Certificate and the Restated Bylaws against judgments, fines, penalties, interest, amounts paid in settlement with the approval of the Company and counsel fees and disbursements. The Indemnification Agreements provide for the advancement or payment of expenses to the indemnitee and for reimbursement to the Company if it is found that such indemnitee is not entitled to such indemnification.

The description of the Indemnification Agreements is qualified in its entirety by reference to the full text of the form of Indemnification Agreement attached hereto as Exhibit 10.1, which is hereby incorporated by reference into this Item 1.01.

Apollo Stockholders Agreement

On March 10, 2017, in connection with the pricing of the IPO, the Company entered into the Apollo Stockholders Agreement (the “Apollo Stockholders Agreement”) with AP VIII Aegis Holdings, L.P. (“Aegis LP”), a Delaware limited partnership and affiliate of Apollo Global Management, LLC (together with its subsidiaries, “Apollo” which, along with Apollo Investment Fund VIII, L.P. and their respective parallel are referred to herein as the “Apollo Funds”). Aegis LP is the beneficial owner of most of the Company’s common stock and is an investment fund affiliated with or managed by Apollo.

The Apollo Stockholders Agreement provides that, except as otherwise required by applicable law, if the Apollo Funds hold (a) at least 50% of the Company’s outstanding common stock, they will have the right to designate up to five nominees to the Company’s Board of Directors (the “Board”); (b) at least 30% but less than 50% of the Company’s outstanding common stock, they will have the right to designate up to four nominees to the

Board; (c) at least 20% but less than 30% of the Company’s outstanding common stock, they will have the right to designate up to three nominees to the Board; and (d) at least 10% but less than 20% of the Company’s outstanding common stock, they will have the right to designate two nominees to the Board. The Apollo Stockholders Agreement will also provide that if the size of the Board is increased or decreased at any time, the nomination rights of the Apollo Funds will be proportionately increased or decreased, respectively, and rounded up to the nearest whole number. Under the Apollo Stockholders Agreement, the approval of a majority of the Board will be required for certain actions, including but not limited to any amendment to the Restated Certificate or Restated Bylaws, issuance of additional equity interests of the Company, merger or consolidation of the Company or transfer of substantially all of its assets, acquisitions or dispositions of assets in excess of $100 million in a single transaction or $200 million in any series of transactions during a calendar year, incurrence of certain indebtedness, termination or designation of a Chief Executive Officer and change to the size of the Board.

The description of the Apollo Stockholders Agreement is qualified in its entirety by reference to the full text of the Apollo Stockholders Agreement attached hereto as Exhibit 4.1, which is hereby incorporated by reference into this Item 1.01.

Management Stockholders Agreement

On March 15, 2017, in connection with the closing of the IPO, the Company amended an existing stockholders agreement that it had entered into with Aegis LP and certain of the Company’s employees (as amended, the “Management Stockholders Agreement”).

Pursuant to the Management Stockholders Agreement, Aegis LP and certain of its affiliates have certain demand, piggyback and other registration rights for shares of the Company’s common stock held by them. The Management Stockholders Agreement also grants certain management shareholders piggyback and other registration rights for shares of the Company’s common stock held by them. The Company has agreed to indemnify, among others, each party to the Management Stockholders Agreement and their respective officers, directors, employees and representatives and any portfolio company of Apollo and of any of the funds with which it is affiliated or that it manages against losses or claims caused by any untrue statements in, or omissions from, any registration statement or prospectus. The agreement to indemnify does not, however, cover any statement or omission caused by or contained in any information furnished in writing to the Company by an indemnified party for use in any registration statement or prospectus.

The description of the Management Stockholders Agreement is qualified in its entirety by reference to the full text of the Management Stockholders Agreement attached hereto as Exhibit 4.2, which is hereby incorporated by reference into this Item 1.01.

Item 1.02	Termination of a Material Definitive Agreement.

The information set forth in paragraph 3 of Item 8.01 of this Current Report on Form 8-K is incorporated by reference into this Item 1.02.

Item 2.04	Triggering Events That Accelerate or Increase a Direct Obligation or an Obligation under an Off-Balance Sheet Arrangement.

The information set forth in paragraphs 3 and 4 of Item 8.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.04.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Classification of Board

The Company filed its Restated Certificate with the Delaware Secretary on March 10, 2017. The Restated Certificate divided the Board into three classes with staggered three-year terms and determined that:

•	the Class I directors will be Giovanni Visentin, Todd H. Siegel and Joseph Trost, and their initial terms will expire at the 2017 annual meeting of stockholders;

•	the Class II directors will be Christopher L. Edson, Salim Hirji and Dr. Steven Lerner, and their initial terms will expire at the 2018 annual meeting of stockholders; and

•	the Class III directors will be Robert Cagnazzi, Matthew H. Nord and Pankaj Patel, and their initial terms will expire at the 2019 annual meeting of stockholders.

Benefits Plans

Effective as of February 24, 2017, the Board adopted the Amended and Restated 2015 Long Term Incentive Plan (the “2015 Plan”), the 2017 Long-Term Incentive Plan (the “2017 Plan”), the Employee Stock Purchase Plan (the “ESPP”) and the Executive Bonus Plan (the “Bonus Plan”). The 2015 Plan, the 2017 Plan, the ESPP and the Executive Bonus Plan were approved by a majority of the Company’s stockholders as of March 3, 2017. Descriptions of the 2015 Plan, the 2017 Plan, the ESPP and the Bonus Plan are set forth in the section entitled “Compensation Discussion and Analysis” of the Company’s prospectus (the “Prospectus”) filed on March 10, 2017 pursuant to Rule 424(b) under the Securities Act relating to the Registration Statement. The descriptions of the 2015 Plan, the 2017 Plan, the ESPP and the Bonus Plan are qualified in their entirety by reference to the full text of the 2015 Plan, the 2017 Plan, the ESPP and the Bonus Plan, attached hereto as Exhibits 10.2, 10.3, 10.4 and 10.5, respectively, which are hereby incorporated by reference into this Item 5.02.

Employment Agreements

Effective as of March 9, 2017, the Company entered into employment agreements with Robert Cagnazzi, David Hart, Vinu Thomas and Elliot Brecher (each, an “Employment Agreement”). Descriptions of the Employment Agreements are set forth in the sections entitled “Employment Agreements with Named Executive Officers” and “Termination and Change in Control Agreements” of the Prospectus. The descriptions of the Employment Agreements are qualified in their entirety by reference to the full text of the Employment Agreements with each of Messrs. Cagnazzi, Hart, Thomas and Brecher, attached hereto as Exhibits 10.6, 10.7, 10.8, and 10.9, respectively, which are hereby incorporated by reference into this Item 5.02.

Initial Option Grants

On March 9, 2017, the Company granted options to purchase shares of Company common stock to certain named executive officers and directors of the Company as follows, in each case, with an exercise price equal to $14.00 per share: (a) Steven Lerner, 15,000 options; (b) Robert Cagnazzi, 327,600 options; (c) David Hart, 130,000 options; (d) Vinu Thomas, 90,000 options; and (e) Elliot Brecher, 70,000 options. A description of the options granted to Messrs. Cagnazzi, Hart, Thomas and Brecher is set forth in the section entitled “Compensation Discussion and Analysis—Initial Option Grants” of the Prospectus and a description of Mr. Lerner’s entitlement is set forth under the section entitled “Director Compensation” of the Prospectus. The description of the options granted to Messrs. Cagnazzi, Hart, Thomas and Brecher is qualified in its entirety by reference to the form of option award agreement attached hereto as Exhibit 10.10, which is hereby incorporated by reference into this Item 5.02. The description of Mr. Lerner’s option award is qualified in its entirety by reference to the form of option award agreement attached hereto as Exhibit 10.11, which is hereby incorporated by reference into this Item 5.02.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Amended and Restated Certificate of Incorporation

On March 10, 2017, the Restated Certificate became effective. A description of the Restated Certificate set forth in the sections of the Prospectus entitled “Description of Capital Stock” is incorporated herein by reference.

The description of the Restated Certificate is qualified in its entirety by reference to the full text of the Restated Certificate attached hereto as Exhibit 3.1, which is hereby incorporated by reference into this Item 5.03.

Amendments to Bylaws

On March 10, 2017, the Restated Bylaws became effective. The description of the Restated Bylaws set forth in the section of the Prospectus entitled “Description of Capital Stock” is incorporated herein by reference.

The description of the Restated Bylaws is qualified in its entirety by reference to the full text of the Restated Bylaws attached hereto as Exhibit 3.2, which is hereby incorporated by reference into this Item 5.03.

Item 8.01	Other Events.

On March 15, 2017, the Company consummated the IPO of its common stock at an initial public offering price of $14.00 per share. The Company sold 16,666,666 shares of its common stock in the IPO. The Company has granted the underwriters to the IPO an option for a period of 30 days to purchase up to an additional 2,499,999 shares of common stock at the initial public offering price of $14.00 less underwriting discounts and commissions, which option has not been exercised as of this filing.

The Company issued a press release in connection with the pricing of the IPO on March 9, 2017 and the closing of the IPO on March 15, 2017. Copies of each press release are attached hereto as Exhibits 99.1 and 99.2, respectively, and are incorporated herein in their entirety by reference.

On March 15, 2017 (the “Repurchase Date”), the Company used proceeds from the IPO, together with cash on hand, to repurchase from the holder thereof all of the $111,844,000 in aggregate principal amount of outstanding 10.25% Senior Subordinated Notes due 2023 (the “Subordinated Notes”) issued by Presidio Holdings Inc. (“Holdings”), a subsidiary of the Company, pursuant to that certain Indenture, dated as of February 2, 2015 (the “Subordinated Notes Indenture”), among Holdings, the subsidiary guarantors from time to time party thereto and Wilmington Trust, National Association, as trustee (in such capacity, the “Subordinated Notes Trustee”), at a repurchase price equal to 110.25% of the principal amount of the Subordinated Notes being repurchased, plus accrued and unpaid interest to, but excluding, the Repurchase Date (the “Subordinated Notes Repurchase”). Immediately after the Subordinated Notes Repurchase, the Company contributed to the capital of Holdings all of the Subordinated Notes, and Holdings delivered or caused to be delivered to the Subordinated Notes Trustee all of the Subordinated Notes for cancellation. In connection with such cancellation, Holdings satisfied and discharged its obligations under the Subordinated Notes Indenture and the Subordinated Notes.

On February 17, 2017, Holdings provided notice to Wilmington Trust, National Association, as trustee (in such capacity, the “Senior Notes Trustee”) under that certain Indenture, dated as of February 2, 2015 (the “Senior Notes Indenture”), among Holdings, the subsidiary guarantors from time to time party thereto and the Senior Notes Trustee that on March 20, 2017 (the “Redemption Date”), Holdings intended to redeem up to $97,470,000 in aggregate principal amount of its 10.25% Senior Notes due 2023 (the “Senior Notes”) issued under the Senior Notes Indenture, subject to the satisfaction or waiver of certain conditions. With the consummation of the transactions described herein, such conditions have been satisfied, and $97,470,000 in aggregate principal amount of the Senior Notes will be redeemed on the Redemption Date at a redemption price equal to 110.25% of the principal amount of the Senior Notes being redeemed, plus accrued and unpaid interest to, but excluding, the Redemption Date (the “Senior Notes Redemption”).

Item 9.01 Financial Statements and Exhibits. (d) Exhibits.

Exhibit	Description

1.1	Underwriting Agreement, by and among Presidio, Inc. and the Underwriters, dated as of March 9, 2017.

3.1	Amended and Restated Certificate of Incorporation of Presidio, Inc., effective March 10, 2017 (incorporated by reference to Exhibit 3-1 to the Presidio, Inc. Registration Statement on Form S-8, as amended (Registration No. 333-216653).

3.2	Amended and Restated Bylaws of the Presidio, Inc., effective March 10, 2017 (incorporated by reference to Exhibit 3-2 to the Presidio, Inc. Registration Statement on Form S-8, as amended (Registration No. 333-216653).

4.1	Apollo Stockholders Agreement, dated as of March 10, 2017, by and among Presidio, Inc. and certain stockholders listed therein.

4.2	Management Stockholders Agreement, dated as of March 15, 2017, by and among Presidio, Inc. and certain stockholders listed therein.

10.1	Form of Director Indemnification Agreement (incorporated by reference to Exhibit 10.14 to the Presidio, Inc. Registration Statement on Form S-1, as amended (Registration No. 333-214755)).

10.2	Amended and Restated 2015 Long Term Incentive Plan, effective as of February 24, 2017 (incorporated by reference to Exhibit 99.1 to the Presidio, Inc. Form S-8 Registration Statement filed on March 13, 2017 (Registration Number 333-216653)).

10.3	2017 Long-Term Incentive Plan, effective as of February 24, 2017 (incorporated by reference to Exhibit 99.2 to the Presidio, Inc. Form S-8 Registration Statement filed on March 13, 2017 (Registration Number 333-216653)).

10.4	Employee Stock Purchase Plan, effective as of February 24, 2017 (incorporated by reference to Exhibit 99.3 to the Presidio, Inc. Form S-8 Registration Statement filed on March 13, 2017 (Registration Number 333-216653)).

10.5	Executive Bonus Plan, effective as of February 24, 2017.

10.6	Amended and Restated Employment Agreement by and between Presidio, Inc. and Robert Cagnazzi, effective as of March 9, 2017.

10.7	Employment Agreement by and between Presidio, Inc. and David Hart, effective as of March 9, 2017.

10.8	Employment Agreement by and between Presidio, Inc. and Vinu Thomas, effective as of March 9, 2017.

10.9	Employment Agreement by and between Presidio, Inc. and Elliot Brecher, effective as of March 9, 2017.

10.11	Form of Option Award Certificate under the 2017 Long-Term Incentive Plan (Executive Officer).

10.12	Form of Option Award Certificate under the 2017 Long-Term Incentive Plan (Director).

99.1	Press Release dated March 9, 2017.

99.2	Press Release dated March 15, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRESIDIO, INC. (Registrant)

By:	/s/ Robert Cagnazzi
Name: Robert Cagnazzi
Title: Chief Executive Officer

Date: March 15, 2017

Exhibit Index

Exhibit	Description

1.1	Underwriting Agreement, by and among Presidio, Inc. and the Underwriters, dated as of March 9, 2017.

3.1	Amended and Restated Certificate of Incorporation of Presidio, Inc., effective March 10, 2017 (incorporated by reference to Exhibit 3-1 to the Presidio, Inc. Registration Statement on Form S-8, as amended (Registration No. 333-216653).

3.2	Amended and Restated Bylaws of the Presidio, Inc., effective March 10, 2017 (incorporated by reference to Exhibit 3-2 to the Presidio, Inc. Registration Statement on Form S-8, as amended (Registration No. 333-216653).

4.1	Apollo Stockholders Agreement, dated as of March 10, 2017, by and among Presidio, Inc. and certain stockholders listed therein.

4.2	Management Stockholders Agreement, dated as of March 15, 2017, by and among Presidio, Inc. and certain stockholders listed therein.

10.1	Form of Director Indemnification Agreement (incorporated by reference to Exhibit 10.14 to the Presidio, Inc. Registration Statement on Form S-1, as amended (Registration No. 333-214755)).

10.2	Amended and Restated 2015 Long Term Incentive Plan, effective as of February 24, 2017 (incorporated by reference to Exhibit 99.1 to the Presidio, Inc. Form S-8 Registration Statement filed on March 13, 2017 (Registration Number 333-216653)).

10.3	2017 Long-Term Incentive Plan, effective as of February 24, 2017 (incorporated by reference to Exhibit 99.2 to the Presidio, Inc. Form S-8 Registration Statement filed on March 13, 2017 (Registration Number 333-216653)).

10.4	Employee Stock Purchase Plan, effective as of February 24, 2017 (incorporated by reference to Exhibit 99.3 to the Presidio, Inc. Form S-8 Registration Statement filed on March 13, 2017 (Registration Number 333-216653)).

10.5	Executive Bonus Plan, effective as of February 24, 2017.

10.6	Amended and Restated Employment Agreement by and between Presidio, Inc. and Robert Cagnazzi, effective as of March 9, 2017.

10.7	Employment Agreement by and between Presidio, Inc. and David Hart, effective as of March 9, 2017.

10.8	Employment Agreement by and between Presidio, Inc. and Vinu Thomas, effective as of March 9, 2017.

10.9	Employment Agreement by and between Presidio, Inc. and Elliot Brecher, effective as of March 9, 2017.

10.11	Form of Option Award Certificate under the 2017 Long-Term Incentive Plan (Executive Officer).

10.12	Form of Option Award Certificate under the 2017 Long-Term Incentive Plan (Director).

99.1	Press Release dated March 9, 2017.

99.2	Press Release dated March 15, 2017.